UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 18, 2009

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

           NEW JERSEY                                         22-1737915
           ----------                                         ----------
 (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                          Identification No.)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
                         (Registrant's telephone number,
                               including area code




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FOLLOWING PROVISIONS:

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      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 4.01     Changes in Registrant's Certifying Accountant.

                On February 18, 2009, First Montauk Financial Corp. (the
              "Company") was notified that on February 15, 2009, the practice of Lazar Levine & Felix LLP ("Lazar"), the Company's independent registered public accounting firm, was acquired by Parente Randolph, LLC ("Parente") in a transaction pursuant to which Lazar combined its operations into Parente and the professional staff and partners of Lazar joined Parente either as employees or principals of Parente. On February 19, 2009, following the resignation of Lazar, the Company, through and with the approval of the Audit Committee of the Company's Board of Directors, engaged Parente as its independent registered public accounting firm.

                Prior to engaging Parente, the Company did not consult with
              Parente regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Parente on the Company's financial statements, and Parente did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue. Similarly, the Company did not, prior to engaging Parente, consult with them on any matter that was either the subject of a disagreement or a "reportable event", as defined in Item 304(a)(1)(v) of Regulation S-K.

                The report of independent registered public accounting firm of
              Lazar regarding the Company's financial statements for the fiscal years ended December 31, 2007, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2007, 2006 and 2005, and during the interim period from the end of the most recently completed fiscal year through the date of Lazar's resignation, there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lazar would have caused it to make reference to such disagreement in its reports and there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

                The Company provided Lazar with a copy of this Current Report on
              Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Lazar furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 19, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

    (d)        Exhibit        Exhibit Title or Description
               Number

                16.1        Letter of Lazar Levine & Felix, LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST MONTAUK FINANCIAL CORP.

                                      By: /s/ Mindy Horowitz
                                      ------------------------------------------
                                      Name:  Mindy Horowitz
                                      Title: Acting Chief Financial Officer
                                      Date:  February 19, 2009


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


                                  EXHIBIT INDEX

     Exhibit       Description
     Number


      16.1         Letter of Lazar Levine & Felix, LLP


























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